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                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Long-Term Incentive Plan of Coeur d'Alene Mines Corporation, of our report dated February 2, 1996 with respect to the consolidated financial statements and schedules of Coeur d'Alene Mines Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1995.


                                                  /S/ ERNST & YOUNG


Seattle, Washington
February 28, 1996